UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2026

QUEST RESOURCE HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 E. Las Colinas Boulevard, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2026, Quest Resource Holding Corporation, a Nevada corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of two Class II directors to serve for a three-year term until the Company’s 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers for fiscal 2025; (iii) the ratification of the appointment of Semple, Marchal and Cooper, LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2026; (iv) an amendment to the Company’s 2024 Incentive Compensation Plan (the “2024 Incentive Plan”) to increase the number of shares available under the 2024 Incentive Plan by 600,000 shares; and (v) an amendment to the Company’s 2024 Employee Stock Purchase Plan (the “2024 ESPP”) to increase the number of shares authorized under the 2024 ESPP by 150,000 shares. The number of shares of the Company’s common stock outstanding and eligible to vote as of May 21, 2026, the record date for the Annual Meeting, was 21,073,513.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for or against, as well as the number of abstentions, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable. The results were as follows:

Proposal No. 1 Election of Directors Director Nominees	For	Against	Abstain	Broker Non-Votes
Stephen A. Nolan	12,595,022	63,111	2,212	5,852,899
Audrey P. Dunning	9,359,312	3,298,972	2,061	5,852,899

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote on the compensation paid to the Company’s named executive officers	12,534,794	87,758	37,793	5,852,899

Proposal No. 3	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of Semple, Marchal, and Cooper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	17,702,085	755,200	55,959	-
Proposal No. 4	For	Against	Abstain	Broker Non-Votes
Amendment to the 2024 Incentive Compensation Plan to increase the number of shares available under the 2024 Incentive Compensation Plan by 600,000 shares	9,470,643	3,182,607	7,095	5,852,899
Proposal No. 5	For	Against	Abstain	Broker Non-Votes
Amendment to the 2024 Employee Stock Purchase Plan to increase the number of shares authorized under the 2024 Employee Stock Purchase Plan by 150,000 shares	9,924,446	2,734,779	1,120	5,852,899

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: July 1, 2026	By:	/s/ Brett W. Johnston
		Name:	Brett W. Johnston
		Title:	Senior Vice President of Finance and Chief Financial Officer